SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

On October 15, 2004, Heartland Financial USA, Inc.announced the opening of a loan production office, just South of Boston, in Rockland, MA through its Heartland Business Bank (HBB) subsidiary.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired.

        None.

    (b) Pro Forma Financial Information.

        None.

    (c) Exhibits.

        99.1 Press Release dated October 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2004

HEARTLAND FINANCIAL USA, INC

By:	/s/ John K. Schmidt
Executive Vice President, COO & CFO